WaMu Mortgage Pass-Through Certificates, Series 2002-AR2
Computational Materials: Term Sheet
--------------------------------------------------------------------------------

                             $841,787,800 (approx.)
                     WaMu Mortgage Pass-Through Certificates
                                 Series 2002-AR2

-------------------------------------------------------------------------------------------------------------------------
                                                 Credit                                      Initial
              Certificate        Ratings        Enhance.       Initial      Collateral       Wtd Avg       Certificate
  Class     Size (+/- 10%)      Mdy/Fitch         %age         Coupon         Index         Margin (3)         Type
-------------------------------------------------------------------------------------------------------------------------
                     Offered  Certificates
-------------------------------------------------------------------------------------------------------------------------
    A           $825,697,300     Aaa/AAA          2.50%        WAC (1)       COFI (2)         1.250%          Senior
-------------------------------------------------------------------------------------------------------------------------
   B-1            $8,892,100      Aa2/AA          1.45%        WAC (1)         COFI           1.250%       Subordinate
-------------------------------------------------------------------------------------------------------------------------
   B-2            $4,657,800       A2/A           0.90%        WAC (1)         COFI           1.250%       Subordinate
-------------------------------------------------------------------------------------------------------------------------
   B-3            $2,540,600     Baa2/BBB         0.60%        WAC (1)         COFI           1.250%       Subordinate
-------------------------------------------------------------------------------------------------------------------------
                 Not Offered    Hereby
-------------------------------------------------------------------------------------------------------------------------
   B-4            $1,693,800      Ba2/BB          0.40%        WAC (1)         COFI           1.250%       Subordinate
-------------------------------------------------------------------------------------------------------------------------
   B-5            $1,270,300       B2/B           0.25%        WAC (1)         COFI           1.250%       Subordinate
-------------------------------------------------------------------------------------------------------------------------
   B-6            $2,117,197      NR/NR            ---         WAC (1)         COFI           1.250%       Subordinate
-------------------------------------------------------------------------------------------------------------------------

(1) The Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Net Rates of the Mortgage Loans. The Certificate Interest Rate with the respect to the first Interest Accrual Period is expected to be approximately 4.650%. The aggregate amount of interest payable on each class of certificates will be reduced by the amount of deferred interest on the Mortgage Loans and that deferred interest will be added to the certificate principal balances of each such class pro-rata in proportion to the amount of interest accrued on such class;

(2) All of the Mortgage Loans bear interest at a mortgage rate that adjusts monthly based upon the 11th District Monthly Weighted Average Cost of Funds Index, as published by the Federal Home Loan Bank of San Francisco ("COFI Index"). On each adjustment date, the Mortgage Rate will be adjusted to equal the sum of the COFI Index available in the second preceding month and the gross margin (subject to applicable lifetime caps as described herein);

(3) Initial weighted average Net Margin as of the Cut-off Date. The calculation of Net Margin is more fully described herein.




Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 19, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 1

WaMu Mortgage Pass-Through Certificates, Series 2002-AR2
Computational Materials: Term Sheet
--------------------------------------------------------------------------------

Depositor/Seller:        Washington Mutual Mortgage Securities Corp.

Originator:              Home Savings Of America, FSB

Servicer:                Washington Mutual Bank, FA

Master Servicer:         Washington Mutual Mortgage Securities Corp.

Trustee:                 Bankers Trust Company of California, N.A.

Underwriter:             Bear, Stearns & Co. Inc.

Dealers:                 Lehman Brothers and WaMu Capital, a division of Washington
                         Mutual Bank, FA

Cut-Off Date:            February 20, 2002

Settlement Date:         February 21, 2002

Rating Agencies:         Moody's Investors Service, Inc. and Fitch, Inc.

Legal Structure:         REMIC

Optional Call:           5% cleanup call

Distribution Date:       25th of each month or if such day is not a business day the next business day

Form of Registration:    The Offered Certificates will be issued in book-entry form through DTC.

ERISA:                   The Offered Certificates will be ERISA eligible. Prospective investors should review with the legal advisors as to
                         whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA:                   The Class A Certificates and the Class B-1 Certificates are
                         expected to constitute "mortgage related securities" for
                         purposes of SMMEA.




Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 19, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 2

WaMu Mortgage Pass-Through Certificates, Series 2002-AR2
Computational Materials: Term Sheet
--------------------------------------------------------------------------------

Advancing Obligation:    The Master Servicer will be obligated to advance delinquent payments of principal and interest through the date of
                         liquidation of an REO property to the extent they are deemed recoverable. The Trustee will be obligated to advance if the
                         Master Servicer fails in its obligation to advance.

Compensating Interest:   When mortgagors make prepayments in full (payoffs), they
                         need not pay a full month's interest. Instead, they are
                         required to pay interest only to the date of their payoff.
                         The master servicer is required to remit for each
                         distribution date, as compensating interest, the lesser of
                         (1) interest shortfalls resulting as a result of any of the four payoff scenarios described below and (2) the applicable master servicing fee along with any reinvestment income
                         relating to payoffs and interest payments on payoffs from
                         the first through the 14th of the month of the distribution.

                           o In the event a payoff occurs in the first half of a month, and after the scheduled due date for that loan, the payoff will be remitted to the certificateholders, with no
                             compensating interest, on the distribution date in the same month.

                           o If a payoff occurs in the first half of a month, but
                             before the scheduled due date for that loan, a full months of interest, including compensating interest, will be passed through to the certificateholders on the distribution date in the same month. The amount of compensating interest will equal one months interest at the applicable pass-through
                             rate less interest collected in connection with the payoff reduced by the master servicing fee and servicing fee for
                             such mortgage loan.

                           o For payoffs that occur in the second half of a month, and before the scheduled due date for that loan, the payoff will be remitted with compensating interest to the certificate
                             holders on the distribution date in the month following the month in which the payoff occurred. In addition, subject to the limitations on compensating interest described above,
                             the master servicer will pass




Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 19, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 3

WaMu Mortgage Pass-Through Certificates, Series 2002-AR2
Computational Materials: Term Sheet
--------------------------------------------------------------------------------

                             through one month of interest at the applicable pass through rate in the month in which the payoff occurred.

                           o For payoffs that occur in the second half of a month, and after the scheduled due date for that loan, the payoff
                             together with interest collected in connection with the
                             payoff and compensating interest as calculated in the second preceding scenario will be passed through to the
                             certificateholders in the month following the month in which the payoff occurred.

                         When mortgagors make partial prepayments (curtailments),
                         they do not have to pay interest on the amount of that
                         prepayment. Certificateholders will receive no compensating interest to compensate them for shortfalls in interest
                         resulting from curtailments.

Collateral Description:  As of February 1, 2002 the mortgage pool consists of approximately 2,205 COFI-indexed, first lien residential
                         mortgage loans with original terms to maturity of not more than 40 years, having an aggregate balance of approximately
                         $846.9 million. All of the mortgage loans will have
                         principal and interest payable on the 5th, 10th, 15th or
                         20th day of each month ("Due Date"). Approximately 85% of
                         the mortgaged properties are located in the state of
                         California. None of the mortgage loans are currently
                         delinquent as of the Cut-Off Date. The mortgage loans may
                         have been delinquent more than once during the past 12
                         months and such delinquency may have lasted more than 30
                         days.

                         All of the Mortgage Loans bear interest at a mortgage rate that adjusts monthly based upon the 11th District Monthly
                         Weighted Average Cost of Funds Index, as published by the
                         Federal Home Loan Bank of San Francisco ("COFI Index"). On
                         each adjustment date, the Mortgage Rate will be adjusted to equal the sum of the COFI Index available in the second
                         preceding month and the gross margin.

                         None of the Mortgage Loans are subject to a periodic rate
                         adjustment cap. All of the Mortgage Loans are subject to a minimum and maximum mortgage rate.




Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 19, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 4

WaMu Mortgage Pass-Through Certificates, Series 2002-AR2
Computational Materials: Term Sheet
--------------------------------------------------------------------------------

                         The Mortgage Loans have a negative amortization feature
                         whereby interest payments may be deferred and added to the principal balance thereof. For all of the Mortgage Loans,
                         the monthly payment amount is subject to adjustment annually on a date specified in the Mortgage Note, subject to the
                         conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than
                         7.50% of the monthly payment prior to the adjustment, (ii)
                         as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment
                         will be recast without regard to the limitation in clause
                         (i) above.

                         The Net Rate (and Net Margin) for each Mortgage Loan is the applicable gross mortgage rate (or gross margin) less the
                         Aggregate Expense Rate. The Aggregate Expense Rate is equal to the sum of the Master Servicing Fee Rate and the
                         Servicing Fee Rate. The Master Servicing Fee Rate will equal
                         0.050% per annum. The Servicing Fee Rate for each Mortgage
                         Loan will equal the per annum interest rate by which the
                         gross margin exceeds the sum of (i) the Master Servicing Fee
                         Rate and (ii) 1.250% for each Mortgage Loan. The weighted
                         average Aggregate Expense Rates as of the Cut-Off Date for the Mortgage Loans are expected to be approximately 1.067%.

                         Provided below is a brief summary of the composition of the pool segregated by months to next payment adjustment date as of February 1, 2001:

------------------------------------------------------------------------------------------------------
  Months to
  Next Pay       Principal       % of      Gross        WAM      AGE      Gross      Current
   Adjust         Balance        Pool       WAC        (mos)    (mos)     Margin       LTV*     FICO
------------------------------------------------------------------------------------------------------
     1          $47,461,553      5.60%     5.800%       311      132      2.336%      63.55%    720
------------------------------------------------------------------------------------------------------
     2          $43,692,593      5.16%     5.809%       300      136      2.371%      61.91%    714
------------------------------------------------------------------------------------------------------
     3          $66,637,691      7.87%     5.740%       314      133      2.372%      64.60%    695
------------------------------------------------------------------------------------------------------
     4          $77,611,596      9.16%     5.751%       317      132      2.334%      62.90%    709
------------------------------------------------------------------------------------------------------
     5          $89,550,458      10.57%    5.714%       309      131      2.347%      63.62%    712
------------------------------------------------------------------------------------------------------
     6          $79,074,416      9.34%     5.618%       306      136      2.291%      64.19%    710
------------------------------------------------------------------------------------------------------
     7          $73,081,998      8.63%     5.713%       294      137      2.308%      62.88%    710
------------------------------------------------------------------------------------------------------
     8          $81,356,048      9.61%     5.749%       305      137      2.285%      63.82%    706
------------------------------------------------------------------------------------------------------
     9          $75,249,078      8.89%     5.672%       305      134      2.271%      64.00%    710
------------------------------------------------------------------------------------------------------
    10          $65,112,228      7.69%     5.698%       314      131      2.289%      65.24%    710
------------------------------------------------------------------------------------------------------
    11          $74,408,429      8.79%     5.673%       305      137      2.306%      63.61%    712




Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 19, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 5

WaMu Mortgage Pass-Through Certificates, Series 2002-AR2
Computational Materials: Term Sheet
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
    12          $73,633,108      8.69%     5.733%       308      134      2.319%      63.11%    700
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
   Total       $846,869,197       100%     5.716%       307      134      2.317%      63.66%    709
------------------------------------------------------------------------------------------------------

*Calculated by taking the Cut-Off Date Principal Balance and dividing it by the property value at origination.

                         The approximate general characteristics of the Mortgage
                         Loans as of February 1, 2002 are attached as Exhibit I.

Underwriting Standards:  The Mortgage Loans were acquired following the termination of the underlying trusts with respect to Home Savings of
                         America, FSB (HSA) Adjustable Rate Mortgage Pass-Through
                         Certificates, Series1993-4 and Series 1994-1. Each mortgage loan was originated in accordance with HSA underwriting
                         guidelines. A further description of the underwriting
                         standards is provided in the prospectus supplement.




Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 19, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 6

WaMu Mortgage Pass-Through Certificates, Series 2002-AR2
Computational Materials: Term Sheet
--------------------------------------------------------------------------------

Additional Loans:        According to the terms of many of the mortgage loans,
                         mortgagors may apply to obtain Additional Loans which will be secured by the related mortgaged property. The aggregate amount of these Additional Loans and all existing loans on the mortgage property may not exceed certain limits set by the lender, and in any event may never exceed 90% of the
                         appraised value of the mortgaged property at the time of the application for the advance. Additional Loans are issued as second liens subordinate to the Mortgage Loans and are
                         evidenced by a separate mortgage and separate note. No
                         Additional Loans are included in the Trust.

Negative Amortization:   To the extent the amount of interest accruing on a Mortgage
                         Loan exceeds the fixed monthly payment (such excess accrued interest, "Deferred Interest"), the principal balance of
                         such loan is increased by the amount of the Deferred
                         Interest. The aggregate amount of interest payable on each class of certificates will be reduced by the aggregate
                         amount of Deferred Interest on the Mortgage Loans and that
                         Deferred Interest will be added to the certificate principal balances of each such class pro-rata in proportion to the
                         amount of interest accrued.

Credit Enhancement:      Credit Enhancement for the Certificates is provided by a
                         senior/subordinate shifting interest structure.

Cash-Flow Description:   Distributions on the Certificates will be made on the
                         25th day of each month (or if such day is not a business
                         day, on the next business day). The payments to the
                         Certificates, to the extent of available funds from the
                         Mortgage Loans, will be made according to the following
                         priority:

                         Available Funds:

                         1.  Payment of interest to the holders of the Class A
                             Certificates, at the Weighted Average Pass-Through Rate;

                         2.  Payment of principal to the holders of the Class A
                             Certificates in an amount equal to the Senior Principal
                             Distribution Amount; and

                         3.  Payment of interest and principal sequentially to the
                             Subordinate Certificates in order of their numerical
                             class designations, beginning with the Class B-1, so
                             that each Subordinate Class shall receive (a) accrued
                             and unpaid interest at the weighted average Pass-Through




Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 19, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 7

WaMu Mortgage Pass-Through Certificates, Series 2002-AR2
Computational Materials: Term Sheet
--------------------------------------------------------------------------------

                             Rate on the class principal balance, and (b) such
                             class' pro-rata of the Subordinate Principal Distribution
                             Amount.

Shifting Interest:       The Class A Certificates will be entitled to receive 100% of the prepayments on the Mortgage Loans until March 2009. The senior prepayment percentage can be reduced to the Senior
                         Percentage plus 70%, 60%, 40%, 20% and 0% of the Subordinate
                         Percentage over the next five years provided that (i) the
                         principal balance of the Mortgage Loans 60 days or more
                         delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate
                         Certificates does not exceed 50% and (ii) cumulative
                         realized losses for the Mortgage Loans, as a percentage of the Current Principal Amount of the Subordinate
                         Certificates, do not exceed 30%, 35%, 40%, 45% or 50% for
                         each test date.

                         Notwithstanding the foregoing, if after 3 years the current
                         Subordinate Percentage is equal to or greater than two times the initial Subordinate Percentage and (i) the principal
                         balance of the Mortgage Loans 60 days or more delinquent,
                         averaged over the last 6 months, as a percentage of the
                         Current Principal Amount of the Subordinate Certificates
                         does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans, as a percentage of the Current Principal
                         Amount of the Subordinate Certificates, do not exceed 30%, then prepayments will be allocated on a pro rata basis.

                         If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the subordinate prepayment percentage can be allocated to the subordinate classes.

Allocation of Losses:    Realized Losses on the Mortgage Loans will be allocated
                         first to the most junior class of Certificates outstanding beginning with the Class B Certificates, in reverse
                         numerical order, until the Certificate Principal Balance of each such Subordinate Class has been reduced to zero.
                         Thereafter, Realized Losses on the Mortgage Loans in each
                         Mortgage Loan Group will be allocated to their respective
                         Class A Certificates.




Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 19, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 8

WaMu Mortgage Pass-Through Certificates, Series 2002-AR2
Computational Materials: Term Sheet
--------------------------------------------------------------------------------


                        STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.



Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 19, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 9